                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-1444

                               VALUE EQUITY TRUST
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        7/31

Date of reporting period:       1/31/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Tax Advantaged Dividend Fund

Semiannual Report to Shareholders

January 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, this fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and changes in political/economic conditions and market risks. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary January 31, 2005

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

Returns and rankings for Class A, B, C and Institutional Class shares during all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns may differ by share class.

Total Returns (Unadjusted for Sales Charge) as of 1/31/05
Scudder Tax Advantaged Dividend Fund	6-Month*	1-Year	Life of Fund*
Class A	9.53%	9.25%	16.00%
Class B	9.07%	8.34%	15.15%
Class C	9.08%	8.36%	15.10%
Institutional Class	9.50%	9.26%	16.06%
Russell 1000 Value Index+	11.67%	12.45%	19.95%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on August 29, 2003. Index returns begin August 31, 2003.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 1/31/05	$ 11.81	$ 11.80	$ 11.79	$ 11.82
7/31/04	$ 11.11	$ 11.10	$ 11.09	$ 11.12
Distribution Information: Six Months: Income Dividend as of 1/31/05	$ .20	$ .15	$ .15	$ .20
Short-Term Capital Gains	$ .13	$ .13	$ .13	$ .13
Long-Term Capital Gains	$ .02	$ .02	$ .02	$ .02
Class A Lipper Rankings — Equity Income Funds Category as of 1/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	115	of	239	48

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Class A shares; other classes may vary.

The table shows returns on a before-tax and after-tax basis. All figures assume reinvestment of dividends and distributions (in the case of the after-tax returns, reinvested net of assumed tax rates). After-tax returns are shown for Class A only and will vary for Class B, C and Institutional Class. After-tax returns shown in the table below are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares. The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

Total Returns (Adjusted for Sales Charge) as of 1/31/05
	1-Year	Life of Class*
Class A Return before Taxes	2.97%	11.29%
Return after Taxes on Distributions	1.93%	10.43%
Return after Taxes on Distributions and Sale of Fund Shares	2.32%	9.28%
Russell 1000 Value Index+	12.45%	19.95%

* The Fund commenced operations on August 29, 2003. Index returns begin August 31, 2003.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Tax Advantaged Dividend Fund — Class A [] Russell 1000 Value Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/05
Scudder Tax Advantaged Dividend Fund		1-Year	Life of Class*
Class A	Growth of $10,000	$10,297	$11,648
	Total return	2.97%	11.29%
Class B	Growth of $10,000	$10,534	$11,929
	Total return	5.34%	13.17%
Class C	Growth of $10,000	$10,836	$12,221
	Total return	8.36%	15.10%
Russell 1000 Value Index+	Growth of $10,000	$11,245	$12,939
	Total return	12.45%	19.95%
Scudder Tax Advantaged Dividend Fund		1-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,092,600	$1,236,700
	Total return	9.26%	16.06%
Russell 1000 Value Index+	Growth of $1,000,000	$1,124,500	$1,293,900
	Total return	12.45%	19.95%

The growth of $10,000 and $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on August 29, 2003. Index returns begin August 31, 2003.

+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended January 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2005*
Actual Fund Return	Class A	Class B	Class C	Class S**	InstitutionalClass
Beginning Account Value 8/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/05	$ 1,095.30	$ 1,090.70	$ 1,090.80	$ 1,008.60	$ 1,095.00
Expenses Paid per $1,000*	$ 5.02	$ 9.33	$ 9.28	$ 1.62	$ 5.54
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S**	InstitutionalClass
Beginning Account Value 8/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/05	$ 1,020.42	$ 1,016.28	$ 1,016.33	$ 1,006.88	$ 1,019.91
Expenses Paid per $1,000*	$ 4.84	$ 9.00	$ 8.94	$ 1.62	$ 5.35

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S**	InstitutionalClass
Scudder Tax Advantaged Dividend Fund	.95%	1.77%	1.76%	.95%	1.05%

For more information, please refer to the Fund's prospectus.

** For the period December 1, 2004 (commencement of operations) to January 31, 2005.

Portfolio Management Review

In the following interview, Portfolio Co-Manager David Hone discusses Scudder Tax Advantaged Dividend Fund's strategy and the market environment for the six-month period ended January 31, 2005.

Q:  How would you characterize the market environment for the six-month period ended January 31, 2005?

A:  During the period, the stock market witnessed a significant turnaround. A strong rally following the presidential election helped reverse the effects of an earlier correction led by weakness in the technology sector. The bond market saw a flattening of the yield curve. The Federal Reserve Board raised short-term interest rates incrementally to keep inflation in check, while foreign demand kept prices for long-term bonds high, pushing yields lower throughout the period.

Investor concerns about increasing inventories and sluggish demand in technology sent stocks lower in August. Economic growth, meanwhile, remained reasonably healthy. Stocks rallied from November through the year end. In January, however, widespread profit-taking caused the stock market to pull back, and economic growth moderated somewhat. Throughout the six-month period overall, the stock market benefited from a healthy economic backdrop driven by a growing US economy and a fairly benign inflation outlook. Productivity gains and improving employment numbers also helped move the market.

Q:  Before we discuss performance, please remind us of how the fund is structured and how it seeks to achieve its investment objective.

A:  Scudder Tax Advantaged Dividend Fund seeks high income consistent with preservation of capital and, secondarily, long-term growth of capital. The fund was specifically designed for investors who want to take advantage of the new federal tax legislation, which has substantially reduced the income tax rate on stock dividend income.1

1 For stock dividends, the new tax rate is effective from 5/6/03 to 12/31/08 (retroactive to 1/1/03). After 2008, tax rates revert to the pre-2003 tax law. For capital gains, the new permanent tax rate was effective for transactions after 5/5/03. These rates assume the highest personal income tax rate of 35%. Income tax rates may be lower for lower tax brackets. Tax rates on capital gains and stock dividends are lower for those in the 15% tax bracket or below. Please consult your tax advisor for more information about how the changes in tax rates affect your personal portfolio.

2 Not all dividend income will necessarily receive the favorable tax treatment.

To generate such tax-advantaged income, at least 80% of the fund's assets are invested in a diversified portfolio of dividend-paying stocks.2 As of January 31, 2005, stocks represented approximately 82% of the fund's market value, and each stock in the portfolio paid a dividend. To further enhance income potential and diversification, the remainder of assets may be invested in underlying Scudder funds that hold income-producing debt securities. In this period, those other securities included mutual funds primarily investing in high yield bonds and government and investment-grade corporate bonds.

We determine what we believe to be the fund's optimal allocation among stocks and bonds by working with the firm's global and tactical asset allocation group. The group assesses the market environment by using a quantitative system to evaluate technical factors affecting the performance of stocks and bonds. Periodically, the group will recommend changes to the fund's allocation based on its analysis. Given the strength in the stock market this period, and our goal to generate a high level of tax-advantaged income, we kept a relatively high allocation to stocks. This fund is primarily a stock fund and its allocation to equities, under normal circumstances, typically remains at 80% or more of its market value.

The primary objective of the fund is to seek high income consistent with preservation of capital and, secondarily, long-term growth of capital. To help accomplish this in part, we try to limit bond income to an amount that can be covered by the fund's expenses. Bond income can be less favorable from a tax standpoint, so rather than passing this to the shareholder, we strive to closely match or cover expenses with this. Above that, we want to generate stock dividends, which may be treated more favorably on a tax basis. So, depending on the level of expenses and also depending on the forecast level of total return, the formula maximizes stock dividend income while closely matching and covering the bond income that is less favorable from a tax standpoint with the expenses of the Fund. Based on this determination, we reduced our equity holdings to 82% from 90% during the six-month period, and increased our holdings in the underlying fixed-income Scudder mutual funds to 17%.

Q:  How did the fund perform during this semiannual period?

A:  It was a positive period for the fund on an absolute basis. Scudder Tax Advantaged Dividend Fund — Class A shares posted a total return of 9.53% for the six months ended January 31, 2005. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for performance of other share classes and more complete performance information.) Unfortunately, the fund's return fell short of the 11.67% return of its benchmark, the Russell 1000 Value Index. The fund performed more closely in line with its peers in the Lipper Equity Income Funds category, which posted an average total return of 9.59% for the same six-month period.3 We attribute the underperformance of the fund versus the Russell 1000 Value Index to its equity holdings that underperformed the benchmark — specifically the fund's holdings in the financial, health care and information technology sectors.

3 The Lipper Equity Income Funds category consists of funds that, by prospectus and portfolio practice, see relatively high current income and growth of income by investing 65% or more of their individual portfolios in dividend-paying securities. The gross yield (or net yield) of these funds must be equal to at least 125% of the average gross yield (or net yield) of the US diversified equity funds universe. It is not possible to invest directly into a Lipper category.

Q:  Will you describe your stock selection strategy and fund management approach?

A:  Through rigorous fundamental analysis, we seek stocks with characteristics that are consistent with a contrarian value investment philosophy. That is, we look for high-quality companies that have fallen out of favor with the market, and, for one reason or another, are trading at below-market valuations, yet paying attractive dividends and offering attractive long-term growth potential.

We screen a universe of potential "value" investments to find stocks with low price-to-earnings ratios, attractive long-term earnings growth potential and above-market dividend yields. After narrowing the field, we analyze individual candidates and construct a portfolio that will be diversified across many market sectors and industries.

We are active managers. We do not choose stocks simply because they are components of the benchmark Russell 1000 Value Index. We believe strongly in the efficacy of our analytical approach to stock selection. So, while many of our holdings are shared by the benchmark index, the portfolio's weightings (the amount of assets we hold) in those stocks, and within various market sectors, often will be quite different.

Q:  What stocks or sectors helped the fund's performance this period?

A:  Individual stocks within the financial, consumer staples and consumer discretionary sectors added the most to fund performance.

Real estate investment trusts (REITs). This segment of the fund's financial sector included some of the strongest performers this period. Post Properties, Inc., an owner and operator of residential rental properties and Equity Office Properties, a management company that owns and leases office space, both posted strong gains. The companies are well run and offered extremely attractive yields. As income investors looked for yield opportunities outside of the bond market, they favored these stocks and other REITs as well. As their prices appreciated to what we believed were fair market value, we exited our REIT position to lock in profits for our shareholders. While we still like REITs and the attractive dividend yields they pay, we will wait until they are priced more attractively to add them back into the portfolio. While we want to hold securities that pay attractive dividends, we want also to hold stocks that have the potential to appreciate in price as well.

Consumer staples stocks. Altria Group, Inc., the parent company of Philip Morris USA, Kraft and Philip Morris International, gained significant ground in the period. The stock had been depressed due to fears of litigation, specifically class-action suits filed against the company's domestic tobacco business. Investor sentiment changed when the courts ruled in favor of Altria Group in a key case that could have cost the company billions. These reversals suggested to investors that the financial risks of future litigation might be reduced. The stock rose sharply late in the period. We continue to hold Altria Group because we believe it is still trading at a discount, while paying an attractive dividend — well above the market average.

General Mills, Inc., a producer of packaged consumer foods, also helped performance. The company benefited from an improving balance sheet with reduced debt. The stock had been out of favor as investors worried about the popularity of low carbohydrate products that had been pressuring the company's baked goods and cereal sales. General Mills responded by adding whole grain cereals to its line-up, and as time passed, consumers continued to support the company's line-up of traditional food products.

Consumer discretionary stocks. We invested in retailers to take advantage of the improving economy. One of the standout performers was May Department Stores Co., a national department store operator, with one of the best dividend yields in the retail sector. The stock rallied late in the period as there was speculation that it would be acquired by Federated Department Stores, Inc. We sold some of our position in May Department Stores on that strength to lock in profits for shareholders. Limited Brands, Inc. — a group of retailers, which includes Victoria's Secret — was also a strong performer. The company delivered strong earnings growth, authorized a $1 billion stock repurchase, declared a special one-time dividend distribution and provided positive earnings guidance for 2005. This stock appreciated greatly in the period and, as with May Department Stores, we trimmed the fund's position to lock in profits for shareholders.

Q:  What detracted from performance?

A:  As mentioned earlier, the fund's relative performance was held back by selected holdings in the financial, health care and technology sectors.

Financial stocks. The fund was hurt by its overweight position in Marsh & McLennan Companies, Inc., the world's largest insurance broker, which was charged in October with allegedly rigging bids and accepting payments, known as "contingent commissions," in return for steering business to favored insurers. The company's chairman and chief executive officer (CEO) resigned in response. The newly appointed chairman and CEO is working to reach a settlement agreement with Elliot Spitzer (NY State Attorney General), who would like to see the company give back some portion of the $1.8 billion it received in contingent commissions during the past three years. Most experts agree that Marsh & McLennan, which also is facing other legal actions, likely will be forced to pay back a significant amount to customers. We liquidated our position when charges were filed. While we lost ground because of the news, our quick response protected the fund from further losses as the stock continued to lose value for some time after the initial announcement.

Health care stocks. The fund's overweight position in health care — primarily pharmaceutical stocks — also hurt performance. While many of the fund's health care stocks, such as Johnson & Johnson, Abbott Laboratories and Baxter International, Inc. posted gains, the pharmaceuticals sector was dragged down by drug recalls late in the period by Merck & Co., Inc. and Pfizer, Inc. We increased our position in Merck & Co. on its weakness and continue to hold Pfizer because we believe this will be a temporary issue for the companies. We believe that the performance of the fund's pharmaceutical holdings will improve over time. The companies held by the fund all meet our criteria for valuation, quality, earnings and dividend growth. In the near term, these stocks may struggle as investors worry whether more recalls are on the way. Over time, however, we believe these stocks are poised for solid growth. They have a growing number of new products in their development pipelines and healthy balance sheets with excess free cash flow that could support the acquisition of other companies. While we're waiting for their performance to turn around, these companies are continuing to pay healthy, premium dividend yields to shareholders.

Information technology stocks. Prior to the start of the period, technology stocks suffered as investors began to exit information technology names in order to preserve gains made earlier in the year. Some investors also sold on the belief that the solid economy and capital expenditure trends might reverse in the near term. We disagreed with that assessment. Information technology spending by corporations has been very low since 2000. We firmly believe that to remain competitive, corporations will need to begin investing in their technology again. While the economy did continue to grow, poor sentiment held back the performance of the fund's semiconductor stocks, specifically Intel Corp.

After stellar gains in 2003, and meeting earnings expectations in the first quarter of 2004, Intel's stock declined when company management tempered guidance for the firm's near-term revenue. While we were disappointed in the decline, we've held on to the fund's position. We don't believe there are any fundamental issues with the company and view this as only a temporary setback. In the meantime the fund benefits from the company's dividend distributions. In November 2004, Intel announced that it would double its dividend distribution in the first quarter of 2005.

Our information technology holdings are quite diversified with positions in International Business Machines Corp. (IBM), Hewlett-Packard Co., Microsoft Corp., Texas Instruments, Inc. and Nokia Oyj (ADR.) During the period Microsoft paid a significant one-time special dividend in December. While we were disappointed in the fund's technology performance during this period, we still believe this is an area of great opportunity. We have maintained the fund's information technology position and look for better performance as the economy continues to expand.

Q:  Do you have any other comments for shareholders?

A:  We believe that investors are increasingly aware of the 2003 federal tax legislation that significantly reduced taxes on qualified income and are looking for more opportunities to add to their portfolios. It is our opinion that the fund is positioned to benefit from a greater focus on higher-quality, higher-dividend-yielding stocks.

Dividend yield and dividend growth are two of the hallmark characteristics of this equity portfolio. Of the variety of stocks held, all are dividend paying, while most pay premium yields. We believe this fund should not only provide a good way to gain exposure to dividend-paying stocks, but also to quality names and diversification.

As always we will continue to seek opportunities in stocks that meet our strict value criteria. We expect to see our universe continue to broaden as more companies return excess capital by initiating or raising dividends.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary January 31, 2005

Asset Allocation	1/31/05	7/31/04

Common Stocks	82%	90%
Scudder High Income Fund	14%	6%
Scudder Fixed Income Fund	3%	1%
Cash Equivalents	1%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	1/31/05	7/31/04

Financials	30%	34%
Health Care	10%	13%
Information Technology	10%	9%
Utilities	10%	7%
Consumer Staples	9%	7%
Consumer Discretionary	8%	9%
Industrials	8%	6%
Energy	6%	6%
Materials	6%	5%
Telecommunication Services	3%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at January 31, 2005 (25.9% of Net Assets)
1. Altria Group, Inc. Operator of a multi-line company	3.3%
2. Bank of America Corp. Provider of commercial banking services	3.3%
3. Citigroup, Inc. Provider of diversified financial services	3.2%
4. Baxter International, Inc. Manufacturer and distributor of hospital and laboratory products and services	2.8%
5. Morgan Stanley Provider of investment banking and brokerage services	2.5%
6. JPMorgan Chase & Co. Provider of global financial services	2.4%
7. Washington Mutual, Inc. Provider of diversified financial services	2.3%
8. General Electric Co. Industrial conglomerate	2.1%
9. Bristol-Myers Squibb Co. Producer of diversified pharmaceuticals and consumer products	2.0%
10. Southern Co. Provider of electric utility services	2.0%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of January 31, 2005 (Unaudited)

	Shares	Value ($)

Common Stocks 81.5%
Consumer Discretionary 6.6%
Automobiles 0.6%
General Motors Corp.	24,249	892,606
Household Durables 1.2%
The Stanley Works	37,545	1,785,640
Multiline Retail 3.0%
Family Dollar Stores, Inc.	82,700	2,766,315
May Department Stores Co.	51,700	1,752,630
		4,518,945
Specialty Retail 1.8%
Limited Brands, Inc.	113,159	2,681,868
Consumer Staples 7.3%
Food Products 4.0%
ConAgra Foods, Inc.	48,750	1,438,125
General Mills, Inc.	41,400	2,193,786
Sara Lee Corp.	44,341	1,041,126
Unilever NV (New York Shares)	19,900	1,299,669
		5,972,706
Tobacco 3.3%
Altria Group, Inc.	77,919	4,973,570
Energy 4.7%
Oil & Gas
BP PLC (ADR)	25,695	1,531,936
ChevronTexaco Corp.	34,540	1,878,976
ConocoPhillips	11,637	1,079,797
ExxonMobil Corp.	50,739	2,618,133
		7,108,842
Financials 24.5%
Banks 16.4%
AmSouth Bancorp.	80,989	2,019,866
Bank of America Corp.	106,504	4,938,590
BB&T Corp.	43,630	1,722,076
KeyCorp.	48,090	1,607,168
National City Corp.	23,256	826,751
New York Community Bancorp., Inc.	104,700	1,866,801
North Fork Bancorp., Inc.	76,340	2,190,958
PNC Financial Services Group	54,242	2,922,017
SunTrust Banks, Inc.	15,619	1,124,880
Wachovia Corp.	36,000	1,974,600
Washington Mutual, Inc.	84,200	3,397,470
		24,591,177
Capital Markets 2.5%
Morgan Stanley	66,600	3,726,936
Diversified Financial Services 5.6%
Citigroup, Inc.	99,233	4,867,379
JPMorgan Chase & Co.	96,752	3,611,752
		8,479,131
Health Care 8.3%
Health Care Equipment & Supplies 2.8%
Baxter International, Inc.	124,307	4,196,604
Pharmaceuticals 5.5%
Abbott Laboratories	40,679	1,831,369
Bristol-Myers Squibb Co.	126,846	2,973,270
Johnson & Johnson	4,470	289,209
Merck & Co., Inc.	32,830	920,881
Pfizer, Inc.	38,300	925,328
Wyeth	35,060	1,389,428
		8,329,485
Industrials 6.7%
Aerospace & Defense 1.9%
Honeywell International, Inc.	78,359	2,819,357
Commercial Services & Supplies 1.2%
Avery Dennison Corp.	12,900	775,161
Deluxe Corp.	28,500	1,090,695
		1,865,856
Electrical Equipment 0.8%
Emerson Electric Co.	17,386	1,169,035
Industrial Conglomerates 2.8%
General Electric Co.	87,918	3,176,477
Textron, Inc.	14,309	1,029,962
		4,206,439
Information Technology 8.2%
Communications Equipment 1.7%
Nokia Oyj (ADR)	169,500	2,589,960
Computers & Peripherals 1.8%
Hewlett-Packard Co.	93,848	1,838,482
International Business Machines Corp.	9,221	861,426
		2,699,908
IT Consulting & Services 0.7%
Automatic Data Processing, Inc.	24,200	1,052,216
Semiconductors & Semiconductor Equipment 2.1%
Intel Corp.	60,983	1,369,068
Texas Instruments, Inc.	74,284	1,724,132
		3,093,200
Software 1.9%
Microsoft Corp.	108,200	2,843,496
Materials 4.5%
Chemicals 2.2%
Dow Chemical Co.	41,905	2,082,678
PPG Industries, Inc.	17,815	1,225,316
		3,307,994
Containers & Packaging 1.5%
Packaging Corp. of America	41,400	923,634
Sonoco Products Co.	53,048	1,377,126
		2,300,760
Paper & Forest Products 0.8%
MeadWestvaco Corp.	43,215	1,248,482
Telecommunication Services 2.2%
Diversified Telecommunication Services
BellSouth Corp.	35,300	926,272
SBC Communications, Inc.	71,744	1,704,637
Verizon Communications, Inc.	21,200	754,508
		3,385,417
Utilities 8.5%
Electric Utilities
Ameren Corp.	40,800	2,044,896
American Electric Power Co.	54,353	1,915,943
DTE Energy Co.	48,879	2,141,389
FPL Group, Inc.	34,009	2,606,450
Progress Energy, Inc.	24,900	1,101,825
Southern Co.	87,516	2,955,415
		12,765,918
Total Common Stocks (Cost $114,710,645)		122,605,548

Open End Investment Company 16.8%
Scudder Fixed Income Fund (c)	446,834	4,924,110
Scudder High Income Fund (c)	3,644,981	20,411,893
Total Open End Investment Company (Cost $24,969,507)		25,336,003

Cash Equivalents 1.3%
Scudder Cash Management QP Trust, 2.27% (b) (Cost $1,946,301)	1,946,301	1,946,301
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $141,626,453) (a)	99.6	149,887,852
Other Assets and Liabilities, Net	0.4	578,325
Net Assets	100.0	150,466,177

(a) The cost for federal income tax purposes was $141,627,737. At January 31, 2005, net unrealized appreciation for all securities based on tax cost was $8,260,115. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,614,175 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,354,060.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Scudder Fixed Income Fund and Scudder High Income Fund are managed by Deutsche Asset Management, Inc.

ADR: American Depositary Receipts

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $114,710,645)	$ 122,605,548
Investment in Scudder Fixed Income Fund (cost $4,897,869)	4,924,110
Investment in Scudder High Income Fund (cost $20,071,638)	20,411,893
Investment in Scudder QP Trust, at value (cost $1,946,301)	1,946,301
Total investments in securities, at value (cost $141,626,453)	149,887,852
Cash	19,793
Receivable for investments sold	1,168,274
Receivable for Fund shares sold	737,063
Dividends receivable	210,817
Interest receivable	3,066
Due from Advisor	38,420
Other assets	58,279
Total assets	152,123,564
Liabilities
Payable for investments purchased	1,359,033
Payable for Fund shares redeemed	258,973
Other accrued expenses and payables	39,381
Total liabilities	1,657,387
Net assets, at value	$ 150,466,177
Net Assets
Net assets consist of: Undistributed net investment income	234,625
Net unrealized appreciation (depreciation) on investments	8,261,399
Accumulated net realized gain (loss)	2,972,848
Paid-in capital	138,997,305
Net assets, at value	$ 150,466,177

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2005 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($76,630,154 ÷ 6,490,586 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.81
Maximum offering price per share (100 ÷ 94.25 of $11.81)	$ 12.53

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($21,395,655 ÷ 1,812,782 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 11.80

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($50,546,002 ÷ 4,285,986 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 11.79
Class S Net Asset Value, offering and redemption price per share ($276,951 ÷ 23,444 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.81
Institutional Class Net Asset Value, offering and redemption price per share ($1,617,415 ÷ 136,812 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.82

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2005 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $4,806)	2,451,359
Dividends from affiliated investment companies	585,079
Interest — Scudder Cash Management QP Trust	19,690
Total Income	3,056,128
Expenses: Management fee	505,276
Services to shareholders	89,378
Custodian and accounting fees	105,066
Distribution service fees	434,007
Auditing	18,252
Legal	140
Directors' fees and expenses	1,732
Reports to shareholders	15,280
Registration fees	22,400
Other	17,238
Total expenses before expense reductions	1,208,769
Expense reductions	(239,028)
Total expenses, after expense reductions	969,741
Net investment income	2,086,387
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	3,450,170
Realized gain distribution from affiliated investment companies	23,419
3,473,589
Net unrealized appreciation (depreciation) during the period on investments	7,101,908
Net gain (loss) on investment transactions	10,575,497
Net increase (decrease) in net assets resulting from operations	$ 12,661,884

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	For the Six Months Ended January 31, 2005 (Unaudited)	For the Period August 29, 2003 (commencement of operations) to July 31, 2004
Operations: Net investment income	$ 2,086,387	$ 1,610,655
Net realized gain (loss) on investment transactions	3,473,589	1,399,071
Net unrealized appreciation (depreciation) during the period on investment transactions	7,101,908	1,159,491
Net increase (decrease) in net assets resulting from operations	12,661,884	4,169,217
Distributions to shareholders from: Net investment income: Class A	(1,232,646)	(808,838)
Class B	(257,052)	(124,550)
Class C	(631,747)	(347,235)
Class S	(416)	—
Institutional Class	(29,294)	(30,833)
From net realized gains: Class A	(963,623)	—
Class B	(270,830)	—
Class C	(653,839)	—
Class S	(579)	—
Institutional Class	(18,788)	—
Fund share transactions: Proceeds from shares sold	20,161,113	141,376,564
Reinvestment of distributions	2,937,584	943,248
Cost of shares redeemed	(17,723,747)	(13,689,416)
Net increase (decrease) in net assets from Fund share transactions	5,374,950	128,630,396
Increase (decrease) in net assets	13,978,020	131,488,157
Net assets at beginning of period (initial capital)	136,488,157	5,000,000
Net assets at end of period (including undistributed net investment income of $234,625 and $299,393, respectively)	$ 150,466,177	$ 136,488,157

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
	2005[a]	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.11	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.19	.25
Net realized and unrealized gain (loss) on investment transactions	.86	1.04
Total from investment operations	1.05	1.29
Less distributions from: Net investment income	(.20)	(.18)
Net realized gain on investment transactions	(.15)	—
Total Distributions	(.35)	(.18)
Net asset value, end of period	$ 11.81	$ 11.11
Total Return (%)[d,e]	9.53**	12.83**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	77	70
Ratio of expenses before expense reductions (%)	1.31*	1.32*
Ratio of expenses after expense reductions (%)	.95*	.95*
Ratio of net investment income (loss) (%)	3.01*	2.60*
Portfolio turnover rate (%)	64*	17*

[a] For the six months ended January 31, 2005 (Unaudited).

[b] For the period from August 29, 2003 (commencement of operations) to July 31, 2004.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charge.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class B
	2005[a]	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.10	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.14	.17
Net realized and unrealized gain (loss) on investment transactions	.86	1.04
Total from investment operations	1.00	1.21
Less distributions from: Net investment income	(.15)	(.11)
Net realized gain on investment transactions	(.15)	—
Total Distributions	(.30)	(.11)
Net asset value, end of period	$ 11.80	$ 11.10
Total Return (%)[d,e]	9.07**	12.13**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	18
Ratio of expenses before expense reductions (%)	2.07*	2.10*
Ration of expenses after expense reductions (%)	1.77*	1.77*
Ratio of net investment income (loss) (%)	2.19*	1.78*
Portfolio turnover rate (%)	64*	17*

[a] For the six months ended January 31, 2005 (Unaudited).

[b] For the period from August 29, 2003 (commencement of operations) to July 31, 2004.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charge.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class C
	2005[a]	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.09	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.14	.17
Net realized and unrealized gain (loss) on investment transactions	.86	1.03
Total from investment operations	1.00	1.20
Less distributions from: Net investment income	(.15)	(.11)
Net realized gain on investment transactions	(.15)	—
Total Distributions	(.30)	(.11)
Net asset value, end of period	$ 11.79	$ 11.09
Total Return (%)[d,e]	9.08**	12.04**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	51	46
Ratio of expenses before expense reductions (%)	2.06*	2.07*
Ratio of expense after expense reductions (%)	1.76*	1.76*
Ratio of net investment income (loss) (%)	2.20*	1.79*
Portfolio turnover rate (%)	64*	17*

[a] For the six months ended January 31, 2005 (Unaudited).

[b] For the period from August 29, 2003 (commencement of operations) to July 31, 2004.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charge.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class S
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.99
Income (loss) from investment operations: Net investment income (loss)[b]	.05
Net realized and unrealized gain (loss) on investment transactions	.05
Total from investment operations	.10
Less distributions from: Net investment income	(.13)
Net realized gain on investment transactions	(.15)
Total Distributions	(.28)
Net asset value, end of period	$ 11.81
Total Return (%)[c]	.86**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.28
Ratio of expenses before expense reductions (%)	1.37*
Ratio of expense after expense reductions (%)	.95*
Ratio of net investment income (loss) (%)	2.87*
Portfolio turnover rate (%)	64*

[a] For the period December 1, 2004 (commencement of operations) to January 31, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Institutional Class
	2005[a]	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.12	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.18	0.24
Net realized and unrealized gain (loss) on investment transactions	.87	1.05
Total from investment operations	1.05	1.29
Less distributions from: Net investment income	(.20)	(.17)
Net realized gain on investment transactions	(.15)	—
Total Distributions	(.35)	(.17)
Net asset value, end of period	$ 11.82	$ 11.12
Total Return (%)[d]	9.50**	12.95**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2
Ratio of expenses before expense reductions (%)	1.07*	1.05
Ratio of expenses after expense reductions (%)	1.05*	1.05*
Ratio of net investment income (loss) (%)	2.93*	2.50*
Portfolio turnover rate (%)	64*	17*

[a] For the six months ended January 31, 2005 (Unaudited).

[b] For the period from August 29, 2003 (commencement of operations) to July 31, 2004.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Tax Advantaged Dividend Fund (the "Fund") is a diversified series of Value Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charge and have lowered ongoing expenses than other classes. On December 1, 2004, the Fund commenced offering Class S shares which are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.) Effective February 4, 2005, the Fund will impose a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Net investment income is declared and distributed, if any, to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended January 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $49,094,095 and $45,079,373, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000, 0.70% of the next $1,500,000,000, 0.68% of the next $2,500,000,000, 0.65% of the next $2,500,000,000, 0.64% of the next $2,500,000,000, 0.63% of the next $2,500,000,000 and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. The Fund did not impose a portion of its advisory fees by an amount equal to the amount of management fee borne by the Fund as a shareholder of such other affiliated mutual funds.

For the six months ended January 31, 2005, the Advisor contractually agreed to waive its fees or reimburse expenses (excluding taxes, interest, brokerage and extraordinary expenses) to the extent necessary to maintain the annualized expenses of each class as follows:

Class A	.95%
Class B	1.77%
Class C	1.76%
Class S	.95%
Institutional Class	1.05%

Accordingly, for the six months ended January 31, 2005, the Advisor waived $10,950 of its Advisory fee, which was equivalent to an annualized effective rate of 0.02% of the Fund's average net assets.

The Fund paid insurance premiums to an unaffiliated insurance broker in 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has agreed to reimburse the Fund in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amount for 2003 was $3.

Accounting Fees. Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended January 31, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $98,521, of which $15,708 was unpaid.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the Shareholder Servicing Fee it receives from the Fund. For the six months ended January 31, 2005, the service provider fee was as follows:

Service Provider Fee	Total Aggregated	Waived	Unpaid at January 31, 2005
Class A	$ 38,256	$ 38,256	$ —
Class B	11,732	11,732	—
Class C	24,304	24,304	—
Class S	62	62	—
Institutional Class	1,184	86	509
	$ 75,538	$ 74,440	$ 509

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended January 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Waived	Unpaid at January 31, 2005
Class B	$ 74,807	$ —	$ 13,499
Class C	185,439	—	32,302
	$ 260,246	$ —	$ 45,801

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annualized rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at January 31, 2005	Annualized Effective Rate
Class A	$ 88,010	$ 88,010	$ —	.00%
Class B	23,938	16,949	6,989.07%
Class C	61,813	46,568	15,245.06%
	$ 173,761	$ 151,527	$ 16,980

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended January 31, 2005 aggregated $62,658.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended January 31, 2005, the CDSC for Class B and C shares aggregated $22,652 and $13,652, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended January 31, 2005, SDI received $1,064.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other. To gain exposure to debt securities, the Fund may purchase debt securities directly or invest in the Scudder Fixed Income Fund and the Scudder High Income Fund, affiliated mutual funds. The Advisor does not impose a portion of its Advisory fee by an amount equal to the amount of management fee borne by the Fund as a shareholder of the Scudder Fixed Income Fund and the Scudder High Income Fund. Distributions from the Scudder Fixed Income Fund and the Scudder High Income Fund to the Fund for the six months ended January 31, 2005 were as follows:

Distributions from:	Scudder Fixed Income Fund	Scudder High Income Fund
Income	$ 67,054	$ 518,025
Cap Gains	23,419	—
	$ 90,473	$ 518,025

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated Fund's investments in the QP Trust. Distributions from Scudder Cash Management QP Trust to the Fund for the six months ended January 31, 2005 totaled $19,690.

D. Expense Reductions

For the six months ended January 31, 2005, the Advisor agreed to reimburse the Fund $2,066, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended January 31, 2005, the custodian fee was reduced by $45 for custodian credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended January 31, 2005		Period Ended July 31, 2004*
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,006,478	$ 11,646,240	6,732,340	$ 73,570,473
Class B	267,644	3,106,728	1,660,472	18,165,711
Class C	398,661	4,631,013	4,330,352	47,335,277
Class S**	23,360	275,203	—	—
Institutional Class	42,772	501,929	207,634	2,305,103
		$ 20,161,113		$ 141,376,564
Shares issued to shareholders in reinvestment of distributions
Class A	142,344	$ 1,659,399	54,306	$ 602,162
Class B	35,511	415,239	8,626	95,742
Class C	69,711	814,577	19,623	217,286
Class S**	84	995	—	—
Institutional Class	4,078	47,374	2,531	28,058
		$ 2,937,584		$ 943,248
Shares redeemed
Class A	(944,180)	$ (10,839,049)	(625,702)	$ (6,979,880)
Class B	(101,039)	(1,178,553)	(183,432)	(2,064,314)
Class C	(371,198)	(4,321,776)	(286,163)	(3,199,047)
Class S**	—	—	—	—
Institutional Class	(117,726)	(1,384,369)	(127,477)	(1,446,175)
		$ (17,723,747)		$ (13,689,416)
Net increase (decrease)
Class A	204,642	$ 2,466,590	6,160,944	$ 67,192,755
Class B	202,116	2,343,414	1,485,666	16,197,139
Class C	97,174	1,123,814	4,063,812	44,353,516
Class S**	23,444	276,198	—	—
Institutional Class	(70,876)	(835,066)	82,688	886,986
		$ 5,374,950		$ 128,630,396
Initial Capital
Class A	—	$ —	125,000	$ 1,250,000
Class B	—	—	125,000	1,250,000
Class C	—	—	125,000	1,250,000
Institutional Class	—	—	125,000	1,250,000
		$ —		$ 5,000,000

* For the period from August 29, 2003 (commencement of operations of Class A, B, C and Institutional shares) to July 31, 2004.

** For the period from December 1, 2004, (commencement of operations of Class S shares) to July 31, 2004.

F. Line of Credit

Effective April 8, 2004, the Fund entered into a line of credit. The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B, C and Institutional

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SDDAX	SDDBX	SDDCX	SDDGX
CUSIP Number	920390754	920390747	920390739	920390721
Fund Number	290	390	690	790

For shareholders of Class S

Scudder Class S Shareholders
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SDDSX
Fund Number	490
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2004

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

Fund management has previously identified a significant deficiency relating to the overall fund expense payment and accrual process. This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the
Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Tax Advantaged Dividend Fund

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               March 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Tax Advantaged Dividend Fund

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               March 29, 2005

By:                                 /s/Paul Schubert
                                    ----------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               March 29, 2005